UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  JUNE 30, 2008

Semiannual Report to Shareholders

DWS U.S. Bond Index Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. The fund may not be able to replicate the Lehman Brothers U.S. Aggregate Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund and the potential underperformance of securities selected. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. In the current market environment mortgage-backed securities are experiencing increased volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.40% for Institutional Class shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 6/30/08
DWS U.S. Bond Index Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Institutional Class	1.31%	7.75%	4.15%	3.84%	5.58%
Lehman Brothers U.S. Aggregate Index+	1.13%	7.12%	4.09%	3.85%	5.68%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 6/30/08	$ 10.16
12/31/07	$ 10.29
Distribution Information: Six Months as of 6/30/08: Income Dividends	$ .27
June Income Dividend	$ .0433
SEC 30-day Yield as of 6/30/08++	4.95%
Current Annualized Distribution Rate as of 6/30/08++	5.20%
++ The SEC Yield is net investment income per share earned over the month ended June 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.67% had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on June 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.92% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Institutional Class Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 6/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	39	of	557	7
3-Year	27	of	464	6
5-Year	51	of	393	13
10-Year	23	of	189	13

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Growth of an Assumed $1,000,000 Investment
[] DWS U.S. Bond Index Fund — Institutional Class [] Lehman Brothers U.S. Aggregate Index+

Yearly periods ended June 30
Comparative Results as of 6/30/08
DWS U.S. Bond Index Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,077,500	$1,129,700	$1,207,100	$1,721,200
	Average annual total return	7.75%	4.15%	3.84%	5.58%
Lehman Brothers U.S. Aggregate Index+	Growth of $1,000,000	$1,071,200	$1,127,600	$1,208,200	$1,738,200
	Average annual total return	7.12%	4.09%	3.85%	5.68%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Lehman Brothers U.S. Aggregate Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2008 to June 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2008
Actual Fund Return	Institutional Class
Beginning Account Value 1/1/08	$ 1,000.00
Ending Account Value 6/30/08	$ 1,013.10
Expenses Paid per $1,000*	$ .75
Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 1/1/08	$ 1,000.00
Ending Account Value 6/30/08	$ 1,024.12
Expenses Paid per $1,000*	$ .75
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratio	Institutional Class
DWS U.S. Bond Index Fund	.15%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment and fund performance for DWS U.S. Bond Index Fund during the fund's most recent semiannual period ended June 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS U.S. Bond Index Fund perform during its most recent semiannual period?

A: DWS U.S. Bond Index Fund closely tracked the performance of its benchmark, the Lehman Brothers US Aggregate Index, for the six months ended June 30, 2008.1 The fund produced a return of 1.31% (Institutional Class shares) for the semiannual period, as compared with 1.13% for the benchmark. The fund outperformed the -0.83% average return of the 584 funds in its Lipper category, Intermediate Investment Grade Debt Funds.2 (Past performance is no guarantee of future results. Please see pages 4 through 5 for more complete performance information.)

1 The Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with an average maturity of one year or more. Index returns, unlike Fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Intermediate Investment Grade Debt Funds category is comprised of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Intermediate Investment Grade Debt Funds category. For the 1-, 5- and 10-year periods this category's average was 3.46% (557 funds), 2.72% (393 funds) and 4.76% (189 funds).

Q: Will you characterize conditions for the bond market in the first half of 2008?

A: Turbulence in the fixed-income markets continued during the early months of 2008, with subprime mortgage issues and liquidity concerns still making headlines. Sectors that trade at a yield spread versus Treasuries remained under pressure.3 The US Federal Reserve Board (the Fed) cut short-term interest rates by 200 basis points (or two percentage points) over the first quarter, and announced further steps to add liquidity to the financial markets. In response, US stock prices rose and credit spreads narrowed.4 The rally was short-lived, however, as Bear Stearns announced in March that it needed emergency financing to avoid bankruptcy, leading to its Fed-assisted acquisition by JPMorgan Chase. In addition, in a rare weekend action, the Fed lowered its discount rate by 25 basis points (0.25%) and announced that it will begin lending to the primary dealers who purchase Treasury securities at auction and resell them to the public.

3 The yield spread is the difference between the yield of a security and the yield of a comparable-duration Treasury. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in lower-quality bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.
4 The additional yield provided by non-Treasury fixed-income securities versus Treasury securities of comparable duration.

The second quarter began on a positive note with credit spreads tightening and the stock market rallying. The improved tone was due to the belief that the collapse of Bear Stearns had represented a "bottom," and that the worst of the liquidity crisis was over. The Standard & Poor's 500® (S&P 500) Index peaked in mid-May but has since been turbulent.5 The financial markets closed the quarter with a negative tone as investors worried about the slowing economy and additional write-downs within the financial sector. The Fed cut short-term rates by 25 basis points at its April 30, 2008 meeting, but paused at its June 25 meeting, with the federal funds rate standing at 2% as of June 30, 2008. Rising commodity prices and increased inflation concerns may have contributed to the Fed's decision to pause.

5 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
US Treasury Bond Yield Curve (ended 12/31/07 and 6/30/08)

Past performance is no guarantee of future results.

Source: Bloomberg

The Treasury yield curve steepened somewhat during the first six months of the year, with the yield spread between two and 10 years increasing by 38 basis points.6 The yield on the two-year note decreased by 43 basis points, while the five-year decreased by 11 basis points and the 10-year by five basis points. The yield on the 30-year bond increased by seven basis points during the first half of the year.

6 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.

Q: How do you expect to manage the fund in the coming months?

A: As an index fund, we seek to replicate as closely as possible (before deduction of expenses) the investment performance of the benchmark index. Thus, we neither evaluate short-term fluctuations in the fund's performance nor manage according to a given outlook for the bond market or the economy in general. Still, we will continue to monitor economic conditions and the way they affect the financial markets, as we seek to closely track the performance of the broad US bond market.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/08	12/31/07

Mortgage Backed Securities Pass-Throughs	39%	37%
Government & Agency Obligations	29%	36%
Corporate Bonds	21%	18%
Commercial and Non-Agency Mortgage-Backed Securities	6%	5%
Cash Equivalents & Other, net	4%	3%
Asset Backed	1%	1%
	100%	100%
Bond Diversification (As a % of Corporate Bonds, Sovereign Bonds and Preferred Securities)	6/30/08	12/31/07

Financials	49%	49%
Utilities	7%	7%
Consumer Staples	7%	6%
Consumer Discretionary	6%	6%
Energy	6%	6%
Telecommunication Services	6%	7%
Sovereign Bonds	5%	5%
Industrials	5%	6%
Health Care	5%	4%
Materials	2%	2%
Information Technology	2%	2%
	100%	100%
Quality (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/08	12/31/07

US Government Obligations	68%	73%
AAA*	11%	9%
AA	5%	5%
A	10%	8%
BBB	6%	5%
	100%	100%
* Category includes cash equivalents.

Asset allocation, bond diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	6/30/08	12/31/07

Under 1 year	2%	—
1-4.99 years	39%	46%
5-9.99 years	48%	44%
10-19.99 years	5%	3%
20 years or greater	6%	7%
	100%	100%

Weighted average effective maturity: 7.3 years and 7.1 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2008 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 21.7%
Consumer Discretionary 1.5%
CBS Corp., 7.7%, 7/30/2010	200,000	209,023
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	90,000	99,069
Comcast Cable Holdings LLC, 7.125%, 2/15/2028	100,000	100,992
Comcast Corp.:
5.7%, 5/15/2018	75,000	71,154
5.85%, 1/15/2010	25,000	25,383
5.85%, 11/15/2015	50,000	48,950
6.5%, 1/15/2017	75,000	75,446
6.95%, 8/15/2037	150,000	147,538
Cox Communications, Inc.:
7.125%, 10/1/2012	100,000	104,375
7.875%, 8/15/2009	50,000	51,295
Gannett Co., Inc., 6.375%, 4/1/2012 (a)	50,000	49,622
Home Depot, Inc.:
4.625%, 8/15/2010	100,000	98,679
5.4%, 3/1/2016	100,000	91,825
Lowe's Companies, Inc., 5.0%, 10/15/2015 (a)	125,000	123,177
Macy's Retail Holdings, Inc., 7.45%, 7/15/2017	150,000	141,728
McDonald's Corp., Series I, 6.3%, 10/15/2037	75,000	74,594
McGraw-Hill Companies, Inc., 5.9%, 11/15/2017 (a)	50,000	49,361
News America Holdings, Inc., 9.25%, 2/1/2013	100,000	114,577
News America, Inc.:
5.3%, 12/15/2014	75,000	73,519
6.4%, 12/15/2035	50,000	47,316
R.R. Donnelley & Sons Co., 5.5%, 5/15/2015	25,000	23,834
Target Corp.:
5.875%, 3/1/2012 (a)	200,000	208,438
7.0%, 1/15/2038	75,000	76,897
Time Warner Cable, Inc., 5.85%, 5/1/2017	200,000	189,960
Time Warner, Inc.:
5.875%, 11/15/2016	50,000	47,148
6.625%, 5/15/2029	10,000	9,100
6.75%, 4/15/2011	150,000	153,342
6.875%, 5/1/2012	100,000	102,305
6.95%, 1/15/2028	30,000	28,786
7.7%, 5/1/2032	25,000	25,595
VF Corp., 6.45%, 11/1/2037	20,000	18,919
Viacom, Inc.:
6.25%, 4/30/2016	25,000	24,147
6.875%, 4/30/2036	100,000	93,909
Walt Disney Co.:
Series B, 5.875%, 12/15/2017	50,000	52,001
6.2%, 6/20/2014	75,000	80,837
Series B, 6.375%, 3/1/2012	25,000	26,598
Yum! Brands, Inc., 6.25%, 4/15/2016	50,000	49,919
		3,009,358
Consumer Staples 1.5%
Anheuser-Busch Companies, Inc.:
4.95%, 1/15/2014 (a)	100,000	94,096
5.5%, 1/15/2018	25,000	23,446
5.95%, 1/15/2033	50,000	44,150
Bottling Group LLC:
5.0%, 11/15/2013	50,000	50,116
5.5%, 4/1/2016	25,000	25,109
Coca-Cola Co., 5.75%, 3/15/2011 (a)	25,000	26,210
Coca-Cola Enterprises, Inc.:
6.75%, 9/15/2028	50,000	53,137
7.125%, 8/1/2017 (a)	50,000	56,046
8.5%, 2/1/2022	75,000	92,082
ConAgra Foods, Inc., 7.125%, 10/1/2026	100,000	105,507
Costco Wholesale Corp., 5.5%, 3/15/2017	125,000	126,888
CVS Caremark Corp.:
4.0%, 9/15/2009	50,000	49,729
5.75%, 6/1/2017	50,000	49,178
6.25%, 6/1/2027	50,000	48,966
Diageo Capital PLC:
5.125%, 1/30/2012 (a)	25,000	25,218
5.5%, 9/30/2016	125,000	122,318
5.75%, 10/23/2017	50,000	49,349
Fortune Brands, Inc., 4.875%, 12/1/2013	50,000	47,918
General Mills, Inc.:
5.65%, 9/10/2012	25,000	25,491
5.7%, 2/15/2017	50,000	49,561
6.0%, 2/15/2012	48,000	49,357
Kellogg Co.:
Series B, 6.6%, 4/1/2011	50,000	52,605
Series B, 7.45%, 4/1/2031	50,000	56,303
Kimberly-Clark Corp.:
5.625%, 2/15/2012	50,000	51,921
6.625%, 8/1/2037	50,000	53,550
Kraft Foods, Inc.:
5.625%, 11/1/2011	50,000	50,447
6.125%, 2/1/2018	100,000	97,208
6.25%, 6/1/2012	40,000	40,864
6.5%, 8/11/2017	100,000	100,127
Kroger Co.:
5.5%, 2/1/2013	75,000	75,237
8.0%, 9/15/2029 (a)	50,000	55,592
Pepsi Bottling Group, Inc., Series B, 7.0%, 3/1/2029	25,000	27,620
PepsiCo, Inc., 4.65%, 2/15/2013	100,000	101,484
Procter & Gamble Co., 6.875%, 9/15/2009	200,000	208,412
Reynolds American, Inc., 7.625%, 6/1/2016	75,000	78,136
Safeway, Inc., 6.5%, 3/1/2011	80,000	82,741
Sara Lee Corp., 3.875%, 6/15/2013	100,000	92,476
Unilever Capital Corp., 7.125%, 11/1/2010	50,000	53,356
Wal-Mart Stores, Inc.:
4.25%, 4/15/2013	50,000	49,720
4.55%, 5/1/2013	100,000	100,462
5.25%, 9/1/2035	300,000	260,644
5.875%, 4/5/2027	50,000	48,489
6.875%, 8/10/2009	100,000	103,676
		3,054,942
Energy 1.5%
Alabama Power Co.:
5.5%, 10/15/2017 (a)	100,000	100,728
5.7%, 2/15/2033	50,000	47,691
Alberta Energy Co., Ltd.:
7.375%, 11/1/2031	50,000	53,132
7.65%, 9/15/2010	10,000	10,463
Anadarko Finance Co., Series B, 6.75%, 5/1/2011	25,000	25,987
Anadarko Petroleum Corp., 5.95%, 9/15/2016	100,000	100,054
Apache Corp., 6.0%, 1/15/2037	100,000	98,123
Buckeye Partners LP, 6.05%, 1/15/2018	50,000	49,078
Burlington Resources, Inc., 7.375%, 3/1/2029	50,000	57,683
Canadian Natural Resources Ltd.:
5.45%, 10/1/2012	25,000	25,227
5.7%, 5/15/2017	100,000	97,965
6.25%, 3/15/2038	25,000	23,454
Conoco Funding Co., 6.35%, 10/15/2011	100,000	105,755
Conoco, Inc., 6.95%, 4/15/2029	150,000	164,512
DCP Midstream LP, 8.125%, 8/16/2030 (a)	25,000	27,439
Devon Financing Corp., 6.875%, 9/30/2011	100,000	106,136
El Paso Natural Gas Co., 5.95%, 4/15/2017	100,000	96,494
EnCana Corp.:
4.75%, 10/15/2013	50,000	47,996
5.9%, 12/1/2017	50,000	50,255
Energy Transfer Partners LP:
6.125%, 2/15/2017	25,000	24,211
6.625%, 10/15/2036	25,000	23,270
Enterprise Products Operating LP:
Series B, 5.6%, 10/15/2014	50,000	48,980
6.3%, 9/15/2017	50,000	49,650
Series B, 6.875%, 3/1/2033	25,000	24,546
Exelon Generation Co., LLC, 6.95%, 6/15/2011	25,000	25,839
Hess Corp., 7.125%, 3/15/2033	25,000	27,297
Kinder Morgan Energy Partners LP, 6.75%, 3/15/2011	60,000	61,847
Marathon Global Funding Corp., 6.0%, 7/1/2012	150,000	154,386
Nexen, Inc., 7.875%, 3/15/2032	50,000	55,686
Occidental Petroleum Corp., 6.75%, 1/15/2012	100,000	107,403
ONEOK, Inc., 5.2%, 6/15/2015	50,000	47,269
Pemex Project Funding Master Trust, Series 2, 9.125%, 10/13/2010	80,000	87,200
Petro-Canada:
5.95%, 5/15/2035	100,000	87,864
6.8%, 5/15/2038	50,000	48,975
PPL Energy Supply LLC, 6.4%, 11/1/2011	25,000	25,570
Spectra Energy Capital LLC, 7.5%, 10/1/2009	50,000	50,992
Suncor Energy, Inc., 5.95%, 12/1/2034	50,000	45,767
TransCanada PipeLines Ltd.:
5.85%, 3/15/2036	50,000	44,314
6.2%, 10/15/2037	50,000	45,833
6.35%, 5/15/2067	25,000	21,587
Transcontinental Gas Pipe Line Corp.:
Series B, 7.0%, 8/15/2011	50,000	52,000
Series B, 8.875%, 7/15/2012	25,000	27,687
Transocean, Inc.:
6.0%, 3/15/2018	50,000	50,075
6.8%, 3/15/2038	25,000	25,568
Union Pacific Resources Group, Inc., 7.5%, 10/15/2026	60,000	64,348
Valero Energy Corp.:
6.625%, 6/15/2037	35,000	32,090
6.875%, 4/15/2012	50,000	51,902
7.5%, 4/15/2032	25,000	25,302
Weatherford International Ltd., 5.5%, 2/15/2016	50,000	48,375
Williams Companies, Inc., 8.75%, 3/15/2032	50,000	56,750
XTO Energy, Inc.:
5.3%, 6/30/2015	50,000	48,776
6.25%, 4/15/2013 (a)	25,000	25,745
6.25%, 8/1/2017	100,000	101,028
		3,006,304
Financials 11.1%
ACE INA Holdings, Inc., 6.7%, 5/15/2036	50,000	48,404
Allstate Corp.:
5.35%, 6/1/2033	50,000	41,987
7.2%, 12/1/2009	100,000	104,087
American Express Bank FSB, 5.5%, 4/16/2013	100,000	97,778
American Express Co.:
5.25%, 9/12/2011 (a)	250,000	247,352
6.15%, 8/28/2017	25,000	24,419
American General Finance Corp.:
Series I, 3.875%, 10/1/2009	100,000	97,940
Series H, 5.375%, 10/1/2012	75,000	69,824
Series J, 6.9%, 12/15/2017	75,000	65,367
American International Group, Inc.:
4.25%, 5/15/2013	100,000	91,825
5.05%, 10/1/2015	100,000	90,608
Series G, 5.85%, 1/16/2018	50,000	46,843
144A, 8.175%, 5/15/2058	50,000	47,055
Apache Finance Canada, 7.75%, 12/15/2029	25,000	29,429
Asian Development Bank, 4.5%, 9/4/2012	250,000	256,328
Assurant, Inc., 5.625%, 2/15/2014	25,000	23,697
AvalonBay Communities, Inc., 6.125%, 11/1/2012 (a)	30,000	30,064
Axa, 8.6%, 12/15/2030	50,000	53,853
AXA Financial, Inc., 7.75%, 8/1/2010	100,000	105,433
Bank of America Corp.:
5.125%, 11/15/2014	100,000	96,731
5.65%, 5/1/2018	100,000	93,359
5.75%, 8/15/2016	100,000	95,485
5.75%, 12/1/2017	125,000	117,389
6.0%, 10/15/2036	100,000	88,634
6.25%, 4/15/2012	150,000	154,631
7.8%, 2/15/2010	325,000	339,205
Bank of New York Mellon Corp.:
Series G, 4.95%, 11/1/2012	25,000	24,927
5.5%, 12/1/2017	50,000	48,015
7.3%, 12/1/2009	65,000	67,160
Bank of Tokyo-Mitsubishi NY, 7.4%, 6/15/2011	10,000	10,581
Bank One Corp.:
7.625%, 10/15/2026	50,000	53,294
7.75%, 7/15/2025	100,000	105,244
7.875%, 8/1/2010	50,000	52,925
Barclays Bank PLC:
5.45%, 9/12/2012	100,000	101,162
7.4%, 12/15/2009	60,000	62,205
BB&T Capital Trust II, 6.75%, 6/7/2036	25,000	21,895
BB&T Corp., 5.2%, 12/23/2015	150,000	138,408
Bear Stearns Companies, Inc.:
4.5%, 10/28/2010	175,000	172,811
7.25%, 2/1/2018	150,000	156,535
Berkshire Hathaway Finance Corp., 4.625%, 10/15/2013	150,000	150,502
BHP Billiton Finance Ltd., 5.4%, 3/29/2017	150,000	143,175
Boeing Capital Corp., 6.1%, 3/1/2011 (a)	110,000	115,855
Boston Properties LP, 6.25%, 1/15/2013	50,000	50,921
British Transco Finance, Inc., 6.625%, 6/1/2018	100,000	101,055
Bunge Ltd. Finance Corp., 5.35%, 4/15/2014	50,000	46,720
Capital One Bank, 5.75%, 9/15/2010	100,000	99,647
Caterpillar Financial Services Corp., Series F, 4.75%, 2/17/2015 (a)	50,000	48,253
Charter One Bank NA, 6.375%, 5/15/2012	10,000	10,197
China Development Bank, 5.0%, 10/15/2015 (a)	50,000	48,869
Chubb Corp.:
6.0%, 11/15/2011	10,000	10,139
6.0%, 5/11/2037	75,000	68,238
Series 1, 6.5%, 5/15/2038	25,000	23,890
CIT Group, Inc.:
5.65%, 2/13/2017	100,000	68,985
6.0%, 4/1/2036	150,000	103,815
Citigroup, Inc.:
5.0%, 9/15/2014	375,000	347,311
5.125%, 5/5/2014	100,000	95,495
5.25%, 2/27/2012	50,000	49,350
5.3%, 1/7/2016 (a)	100,000	93,367
5.5%, 4/11/2013	100,000	97,598
5.5%, 2/15/2017	100,000	91,195
5.875%, 2/22/2033	100,000	82,724
6.0%, 8/15/2017	50,000	47,694
6.0%, 10/31/2033	100,000	83,973
6.5%, 1/18/2011	150,000	154,263
6.625%, 6/15/2032	75,000	68,448
7.25%, 10/1/2010	50,000	51,978
Corp. Andina de Fomento:
5.2%, 5/21/2013	75,000	74,087
6.875%, 3/15/2012	10,000	10,510
Countrywide Home Loans, Inc., Series L, 4.0%, 3/22/2011	100,000	91,038
Credit Suisse (USA), Inc.:
4.875%, 1/15/2015	150,000	143,084
5.125%, 8/15/2015	25,000	23,968
5.375%, 3/2/2016	50,000	48,782
6.125%, 11/15/2011	100,000	102,667
6.5%, 1/15/2012	150,000	155,663
7.125%, 7/15/2032	50,000	52,953
Daimler Finance NA LLC:
6.5%, 11/15/2013	75,000	77,773
7.2%, 9/1/2009	150,000	154,284
8.0%, 6/15/2010	150,000	159,406
Deutsche Telekom International Finance BV:
5.25%, 7/22/2013	100,000	98,105
5.75%, 3/23/2016 (a)	100,000	97,571
8.5%, 6/15/2010	50,000	52,895
Diageo Finance BV, 5.5%, 4/1/2013	50,000	50,624
Dow Capital BV, 9.2%, 6/1/2010	50,000	54,066
ERP Operating LP:
6.625%, 3/15/2012	125,000	126,947
6.95%, 3/2/2011	25,000	25,637
European Investment Bank:
4.0%, 3/3/2010 (a)	250,000	254,435
4.625%, 5/15/2014 (a)	450,000	462,992
4.875%, 2/15/2036	200,000	196,768
5.125%, 5/30/2017	50,000	52,465
FIA Credit Services NA, 4.625%, 8/3/2009	50,000	49,881
Fifth Third Bancorp:
4.5%, 6/1/2018	50,000	36,109
5.45%, 1/15/2017	25,000	20,110
FleetBoston Financial Corp.:
6.875%, 1/15/2028	45,000	47,097
7.375%, 12/1/2009	65,000	67,576
Fund American Co., Inc., 5.875%, 5/15/2013	50,000	48,369
General Electric Capital Corp.:
Series A, 4.625%, 9/15/2009 (a)	63,000	63,506
Series A, 4.875%, 3/4/2015	125,000	123,476
Series A, 5.0%, 1/8/2016 (a)	150,000	144,693
5.45%, 1/15/2013	450,000	459,380
Series A, 5.625%, 9/15/2017	225,000	220,034
Series A, 5.875%, 2/15/2012	200,000	207,496
6.0%, 6/15/2012	200,000	206,677
Series A, 6.15%, 8/7/2037	125,000	117,297
Series A, 6.75%, 3/15/2032	100,000	100,695
6.875%, 11/15/2010 (a)	50,000	52,677
Genworth Financial, Inc.:
5.75%, 6/15/2014	25,000	24,233
6.15%, 11/15/2066	75,000	58,956
H.J. Heinz Finance Co.:
6.0%, 3/15/2012	25,000	25,726
6.625%, 7/15/2011	25,000	26,110
6.75%, 3/15/2032	50,000	49,067
Hartford Financial Services Group, Inc.:
4.625%, 7/15/2013	50,000	47,801
5.95%, 10/15/2036	25,000	22,286
HCP, Inc., (REIT), 6.0%, 1/30/2017	50,000	43,030
HSBC Bank USA, 4.625%, 4/1/2014 (a)	50,000	47,487
HSBC Finance Corp.:
4.75%, 7/15/2013 (a)	100,000	95,514
5.0%, 6/30/2015	50,000	47,261
5.5%, 1/19/2016 (a)	100,000	96,063
6.375%, 10/15/2011	50,000	51,137
6.75%, 5/15/2011	125,000	129,903
7.0%, 5/15/2012	100,000	103,580
HSBC Holdings PLC:
6.5%, 5/2/2036	100,000	92,977
7.5%, 7/15/2009	150,000	153,377
ING Groep NV, 5.775%, 12/29/2049	75,000	62,248
Inter-American Development Bank, 7.375%, 1/15/2010 (a)	250,000	265,346
International Finance Corp.:
4.75%, 4/25/2012	50,000	51,521
5.125%, 5/2/2011	50,000	52,488
International Lease Finance Corp.:
Series R, 5.55%, 9/5/2012	100,000	87,959
Series R, 5.65%, 6/1/2014	50,000	43,434
5.875%, 5/1/2013	100,000	89,218
iStar Financial, Inc., (REIT), 5.15%, 3/1/2012	75,000	61,875
John Deere Capital Corp., 7.0%, 3/15/2012	100,000	107,554
JPMorgan Chase & Co.:
6.0%, 1/15/2018	100,000	97,414
6.125%, 6/27/2017 (a)	50,000	49,204
6.75%, 2/1/2011	100,000	103,792
JPMorgan Chase Bank NA, 5.875%, 6/13/2016	250,000	244,117
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	225,000	185,647
KeyBank NA, 5.45%, 3/3/2016	25,000	19,028
Korea Development Bank, 4.625%, 9/16/2010	100,000	99,797
Kreditanstalt fuer Wiederaufbau:
Zero Coupon, 6/29/2037	500,000	114,500
3.25%, 3/15/2013 (a)	400,000	390,328
4.125%, 10/15/2014 (a)	150,000	144,063
4.25%, 6/15/2010	110,000	111,590
7.0%, 3/1/2013	275,000	306,447
Landwirtschaftliche Rentenbank:
3.875%, 3/15/2010 (a)	250,000	253,603
5.125%, 2/1/2017	100,000	104,563
Lehman Brothers Holdings, Inc.:
Series G, 4.8%, 3/13/2014	225,000	202,015
Series I, 5.25%, 2/6/2012	50,000	47,317
5.625%, 1/24/2013	100,000	94,651
5.75%, 1/3/2017	100,000	88,247
6.625%, 1/18/2012	100,000	98,941
6.75%, 12/28/2017	75,000	70,457
6.875%, 7/17/2037	50,000	43,040
M&T Bank Corp., 5.375%, 5/24/2012	25,000	24,162
Marsh & McLennan Companies, Inc., 5.375%, 7/15/2014	50,000	48,542
Marshall & Ilsley Corp., 4.375%, 8/1/2009	50,000	49,096
MBIA, Inc., 9.375%, 2/15/2011 (a)	125,000	103,546
Mellon Funding Corp., 5.0%, 12/1/2014	50,000	46,535
Merrill Lynch & Co., Inc.:
Series C, 4.79%, 8/4/2010	50,000	48,611
5.0%, 2/3/2014	25,000	22,641
Series C, 5.0%, 1/15/2015	25,000	22,780
Series C, 5.45%, 2/5/2013	100,000	94,320
Series C, 6.05%, 8/15/2012	200,000	195,743
6.15%, 4/25/2013	200,000	193,840
6.22%, 9/15/2026	50,000	41,394
Series C, 6.4%, 8/28/2017	50,000	46,332
6.5%, 7/15/2018	50,000	46,483
MetLife, Inc.:
5.0%, 6/15/2015	100,000	97,152
6.125%, 12/1/2011	25,000	26,031
6.4%, 12/15/2036	25,000	21,828
Morgan Stanley:
4.75%, 4/1/2014	700,000	637,861
5.3%, 3/1/2013	100,000	96,356
5.45%, 1/9/2017	100,000	90,823
6.6%, 4/1/2012	100,000	101,672
National Australia Bank Ltd., Series A, 8.6%, 5/19/2010	50,000	53,507
National City Corp., 4.9%, 1/15/2015 (a)	100,000	76,057
National Westminster Bank PLC, 7.375%, 10/1/2009	50,000	51,422
Nationwide Financial Services, 5.9%, 7/1/2012	25,000	24,851
NiSource Finance Corp.:
5.25%, 9/15/2017	75,000	66,515
5.45%, 9/15/2020	75,000	65,441
Nordic Investment Bank, 5.0%, 2/1/2017 (a)	150,000	157,044
Oesterreichische Kontrollbank AG:
4.5%, 3/9/2015 (a)	150,000	152,119
4.75%, 10/16/2012	100,000	103,176
Ontario Electricity Financial Corp, 7.45%, 3/31/2013	50,000	56,149
Principal Life Income Funding Trust, 5.1%, 4/15/2014	25,000	24,134
ProLogis (REIT):
5.5%, 3/1/2013	20,000	19,355
5.75%, 4/1/2016 (a)	25,000	23,545
Protective Life Secured Trust, Series 2004-A, 4.0%, 4/1/2011	25,000	24,355
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014	100,000	97,436
Series B, 5.75%, 7/15/2033 (a)	25,000	22,218
Series D, 6.625%, 12/1/2037	50,000	47,198
Regions Financial Corp., 6.375%, 5/15/2012	50,000	49,267
Royal Bank of Canada, 5.65%, 7/20/2011 (a)	50,000	51,878
Royal Bank of Scotland Group PLC:
5.0%, 11/12/2013	50,000	49,723
5.05%, 1/8/2015 (a)	100,000	94,815
7.648%, 8/31/2049	50,000	48,644
Santander Central Hispano Issuances, 7.625%, 9/14/2010	50,000	53,078
Simon Property Group LP (REIT):
5.1%, 6/15/2015	50,000	45,243
5.25%, 12/1/2016	100,000	91,870
6.35%, 8/28/2012	100,000	100,206
SLM Corp., Series A, 5.0%, 10/1/2013	25,000	21,617
Svensk Exportkredit AB:
Series C, 4.0%, 6/15/2010 (a)	100,000	101,084
Series D, 4.875%, 9/29/2011	100,000	103,254
Swiss Bank Corp., 7.0%, 10/15/2015	100,000	106,103
Swiss Re Insurance Solutions Holding Corp., 6.45%, 3/1/2019	50,000	50,455
The Goldman Sachs Group, Inc.:
5.125%, 1/15/2015	50,000	47,860
5.15%, 1/15/2014	100,000	96,797
5.35%, 1/15/2016	100,000	95,205
5.5%, 11/15/2014	200,000	195,695
5.625%, 1/15/2017	25,000	23,164
6.125%, 2/15/2033	50,000	44,787
6.15%, 4/1/2018	50,000	48,508
6.25%, 9/1/2017	100,000	98,856
6.6%, 1/15/2012	100,000	102,828
6.75%, 10/1/2037	400,000	365,898
6.875%, 1/15/2011	50,000	51,904
7.35%, 10/1/2009	50,000	51,350
The International Bank for Reconstruction & Development:
4.75%, 2/15/2035	25,000	23,991
5.0%, 4/1/2016	50,000	51,963
8.625%, 10/15/2016	100,000	127,806
The Travelers Companies, Inc.:
6.25%, 6/15/2037	50,000	46,478
6.75%, 6/20/2036	50,000	50,379
UBS AG Stamford Branch:
Series 10, 5.875%, 7/15/2016	50,000	48,853
5.875%, 12/20/2017	125,000	121,594
UFJ Finance Aruba AEC, 6.75%, 7/15/2013	150,000	157,581
US Bank NA:
4.8%, 4/15/2015	100,000	96,430
6.375%, 8/1/2011	100,000	104,449
Verizon Global Funding Corp.:
7.75%, 12/1/2030	100,000	107,428
7.75%, 6/15/2032	100,000	107,029
Wachovia Bank NA:
4.875%, 2/1/2015	75,000	68,084
5.0%, 8/15/2015	200,000	181,691
6.6%, 1/15/2038	50,000	43,570
Wachovia Corp.:
4.875%, 2/15/2014	50,000	45,668
5.25%, 8/1/2014	50,000	46,554
5.625%, 10/15/2016	100,000	90,928
5.75%, 6/15/2017 (a)	50,000	46,111
Series G, 5.75%, 2/1/2018	100,000	91,142
Washington Mutual, Inc., 5.25%, 9/15/2017	20,000	15,100
Wells Fargo & Co.:
4.625%, 4/15/2014 (a)	100,000	97,099
4.95%, 10/16/2013	50,000	49,340
5.0%, 11/15/2014 (a)	50,000	49,403
5.125%, 9/15/2016	50,000	47,534
5.375%, 2/7/2035	150,000	129,745
Wells Fargo Bank NA:
6.45%, 2/1/2011	75,000	78,375
7.55%, 6/21/2010	200,000	210,940
Wells Fargo Financial, Inc., 5.5%, 8/1/2012	25,000	25,376
Western Union Co.:
5.93%, 10/1/2016	50,000	49,039
6.2%, 11/17/2036	25,000	23,330
		23,006,620
Health Care 1.0%
Abbott Laboratories:
5.15%, 11/30/2012	150,000	154,397
6.15%, 11/30/2037	50,000	50,132
Aetna, Inc., 6.625%, 6/15/2036	50,000	48,013
Amgen, Inc., 4.85%, 11/18/2014	25,000	24,006
AstraZeneca PLC, 5.9%, 9/15/2017	150,000	153,750
Baxter International, Inc., 4.625%, 3/15/2015	25,000	23,790
Bristol-Myers Squibb Co.:
5.25%, 8/15/2013	50,000	50,970
5.875%, 11/15/2036	50,000	46,642
Cardinal Health, Inc., 6.0%, 6/15/2017	75,000	74,333
Covidien International Finance SA:
6.0%, 10/15/2017	75,000	75,907
6.55%, 10/15/2037	25,000	25,215
Genentech, Inc., 4.75%, 7/15/2015	50,000	49,569
GlaxoSmithKline Capital, Inc.:
4.85%, 5/15/2013	100,000	99,865
6.375%, 5/15/2038	100,000	99,263
Johnson & Johnson:
5.55%, 8/15/2017	50,000	52,065
6.95%, 9/1/2029 (a)	50,000	58,234
McKesson Corp., 5.7%, 3/1/2017	50,000	48,080
Medco Health Solutions, Inc., 7.125%, 3/15/2018	25,000	25,962
Medtronic, Inc., Series B, 4.75%, 9/15/2015	25,000	24,263
Merck & Co, Inc., 6.4%, 3/1/2028	250,000	260,930
Pharmacia Corp., 6.6%, 12/1/2028	75,000	80,251
Quest Diagnostics, Inc., 6.95%, 7/1/2037	25,000	24,303
Schering-Plough Corp.:
5.55%, 12/1/2013	50,000	50,331
6.75%, 12/1/2033	25,000	25,448
UnitedHealth Group, Inc.:
4.875%, 4/1/2013	25,000	24,021
5.0%, 8/15/2014	150,000	141,726
WellPoint, Inc., 6.375%, 1/15/2012	100,000	102,310
Wyeth:
5.5%, 2/15/2016	50,000	50,252
5.95%, 4/1/2037	150,000	144,786
		2,088,814
Industrials 1.1%
3M Co., 5.7%, 3/15/2037	25,000	25,245
Archer-Daniels-Midland Co., 5.935%, 10/1/2032 (a)	75,000	72,062
Boeing Co., 5.125%, 2/15/2013	50,000	50,995
Burlington Northern Santa Fe Corp., 5.9%, 7/1/2012	100,000	102,822
Canadian National Railway Co.:
4.4%, 3/15/2013	100,000	97,361
6.375%, 11/15/2037 (a)	50,000	49,290
Caterpillar, Inc.:
6.05%, 8/15/2036	50,000	49,662
7.3%, 5/1/2031	120,000	137,603
CRH America, Inc., 5.3%, 10/15/2013	100,000	93,069
CSX Corp.:
6.0%, 10/1/2036	100,000	86,653
6.15%, 5/1/2037	50,000	41,918
Federal Express Corp., 9.65%, 6/15/2012	50,000	57,568
General Dynamics Corp., 5.375%, 8/15/2015	100,000	102,392
Honeywell International, Inc.:
5.3%, 3/15/2017	50,000	49,686
5.7%, 3/15/2036	50,000	47,273
5.7%, 3/15/2037	25,000	23,554
7.5%, 3/1/2010	25,000	26,601
Lockheed Martin Corp., Series B, 6.15%, 9/1/2036	75,000	74,200
M.D.C. Holdings, Inc., 5.375%, 7/1/2015	25,000	22,796
Norfolk Southern Corp.:
5.64%, 5/17/2029 (a)	96,000	86,645
7.8%, 5/15/2027	4,000	4,490
Norfolk Southern Railway Co., 9.75%, 6/15/2020	40,000	48,886
Northrop Grumman Systems Corp.:
7.125%, 2/15/2011	100,000	106,604
7.75%, 2/15/2031	50,000	58,867
Raytheon Co., 7.2%, 8/15/2027	75,000	82,500
Union Pacific Corp.:
5.75%, 11/15/2017	25,000	24,590
6.65%, 1/15/2011	50,000	52,187
7.0%, 2/1/2016	50,000	53,251
United Parcel Service of America, Inc., 8.375%, 4/1/2020	50,000	61,720
United Technologies Corp.:
4.875%, 5/1/2015	50,000	49,700
6.1%, 5/15/2012	50,000	52,903
6.35%, 3/1/2011	25,000	26,306
7.125%, 11/15/2010	50,000	53,908
Waste Management, Inc.:
7.0%, 7/15/2028 (a)	50,000	50,374
7.1%, 8/1/2026	100,000	101,183
Xerox Corp.:
5.5%, 5/15/2012	50,000	49,422
6.75%, 2/1/2017	100,000	100,781
		2,275,067
Information Technology 0.5%
Cisco Systems, Inc., 5.5%, 2/22/2016	150,000	151,336
Fiserv, Inc., 6.125%, 11/20/2012	75,000	75,379
Hewlett-Packard Co.:
4.5%, 3/1/2013	50,000	49,521
6.5%, 7/1/2012	50,000	53,243
International Business Machines Corp.:
4.75%, 11/29/2012	100,000	101,384
5.7%, 9/14/2017	50,000	50,746
6.5%, 1/15/2028 (a)	125,000	127,641
Motorola, Inc., 7.625%, 11/15/2010	8,000	8,155
Oracle Corp.:
4.95%, 4/15/2013	75,000	75,725
5.25%, 1/15/2016	100,000	98,397
6.5%, 4/15/2038	50,000	50,124
Pitney Bowes, Inc., 3.875%, 6/15/2013	100,000	94,238
		935,889
Materials 0.5%
Alcan, Inc.:
4.5%, 5/15/2013	100,000	95,816
4.875%, 9/15/2012	10,000	9,735
5.2%, 1/15/2014	25,000	24,393
6.125%, 12/15/2033	50,000	44,996
Alcoa, Inc.:
5.9%, 2/1/2027	25,000	22,188
5.95%, 2/1/2037	75,000	66,579
6.0%, 1/15/2012	25,000	25,028
7.375%, 8/1/2010	100,000	105,487
Dow Chemical Co., 6.0%, 10/1/2012	100,000	103,618
E.I. du Pont de Nemours & Co., 6.875%, 10/15/2009	150,000	156,345
Monsanto Co., 5.5%, 8/15/2025	25,000	23,368
Praxair, Inc., 3.95%, 6/1/2013 (a)	50,000	48,119
United States Steel Corp., 6.65%, 6/1/2037	25,000	22,024
Vale Overseas Ltd.:
6.25%, 1/23/2017	50,000	48,399
6.875%, 11/21/2036	100,000	92,874
Weyerhaeuser Co., 6.75%, 3/15/2012	150,000	154,488
		1,043,457
Telecommunication Services 1.4%
America Movil SAB de CV, 6.125%, 11/15/2037	100,000	90,975
Ameritech Capital Funding, 6.55%, 1/15/2028	100,000	96,311
AT&T Mobility LLC, 6.5%, 12/15/2011	75,000	77,954
AT&T, Inc.:
5.1%, 9/15/2014	25,000	24,507
5.6%, 5/15/2018 (a)	200,000	195,136
5.875%, 8/15/2012	150,000	154,280
6.8%, 5/15/2036	50,000	50,100
8.0%, 11/15/2031	20,000	22,960
BellSouth Corp.:
5.2%, 9/15/2014	100,000	98,547
5.2%, 12/15/2016	300,000	290,471
6.0%, 11/15/2034 (a)	100,000	91,576
British Telecommunications PLC:
5.95%, 1/15/2018	50,000	47,801
8.625%, 12/15/2010	50,000	53,688
9.125%, 12/15/2030	70,000	84,146
Embarq Corp.:
7.082%, 6/1/2016	75,000	71,232
7.995%, 6/1/2036	25,000	23,650
France Telecom SA:
7.75%, 3/1/2011	75,000	79,428
8.5%, 3/1/2031	75,000	90,783
Koninklijke (Royal) KPN NV:
8.0%, 10/1/2010	25,000	26,451
8.375%, 10/1/2030	50,000	57,481
Motorola, Inc., 7.5%, 5/15/2025	50,000	46,769
New Cingular Wireless Services, Inc., 7.875%, 3/1/2011	100,000	106,466
Telecom Italia Capital:
5.25%, 10/1/2015	175,000	160,152
6.375%, 11/15/2033	75,000	66,770
Telefonica Emisiones SAU, 6.421%, 6/20/2016	125,000	126,884
Telefonica Europe BV, 7.75%, 9/15/2010	125,000	131,744
Verizon Communications Inc., 5.55%, 2/15/2016	100,000	97,404
Verizon New York, Inc., Series A, 6.875%, 4/1/2012	25,000	26,072
Verizon Virginia, Inc., Series A, 4.625%, 3/15/2013	100,000	96,668
Vodafone Group PLC:
5.0%, 12/16/2013	100,000	97,047
5.0%, 9/15/2015	50,000	47,308
6.15%, 2/27/2037	125,000	114,315
7.75%, 2/15/2010	50,000	52,248
		2,897,324
Utilities 1.6%
American Electric Power Co., Inc., 5.25%, 6/1/2015 (a)	100,000	96,305
Arizona Public Service, 6.5%, 3/1/2012	25,000	25,210
Atmos Energy Corp., 4.95%, 10/15/2014	25,000	23,543
CenterPoint Energy Houston Electric LLC, Series J2, 5.7%, 3/15/2013	100,000	100,456
Cleveland Electric Illuminating Co.:
5.7%, 4/1/2017	100,000	95,112
Series D, 7.88%, 11/1/2017	75,000	82,486
Consolidated Edison Co. of New York:
4.875%, 2/1/2013	50,000	49,411
6.2%, 6/15/2036 (a)	125,000	120,455
Constellation Energy Group, 4.55%, 6/15/2015	30,000	26,726
Detroit Edison Co., 5.7%, 10/1/2037	50,000	45,742
Dominion Resources, Inc., Series C, 5.15%, 7/15/2015 (a)	50,000	47,650
DTE Energy Co., 7.05%, 6/1/2011	50,000	51,803
Duke Energy Carolinas LLC, 5.3%, 10/1/2015	75,000	75,541
Duke Energy Indiana, Inc., 5.0%, 9/15/2013	100,000	98,217
Emerson Electric Co., 4.75%, 10/15/2015 (a)	75,000	73,106
Exelon Corp.:
5.625%, 6/15/2035	25,000	21,548
6.75%, 5/1/2011	50,000	51,366
Florida Power & Light Co.:
4.95%, 6/1/2035	50,000	42,776
5.65%, 2/1/2037	50,000	47,274
General Electric Co., 5.0%, 2/1/2013	100,000	100,720
Hydro-Quebec:
Series HY, 8.4%, 1/15/2022	100,000	133,343
Series JL, 6.3%, 5/11/2011	50,000	53,182
KeySpan Corp., 8.0%, 11/15/2030	50,000	55,102
KeySpan Gas East Corp., 7.875%, 2/1/2010	25,000	26,282
MidAmerican Energy Co., 5.3%, 3/15/2018	100,000	97,201
MidAmerican Energy Holdings Co.:
5.875%, 10/1/2012	25,000	25,713
6.125%, 4/1/2036	50,000	48,013
6.5%, 9/15/2037	100,000	100,997
National Rural Utilities Cooperative Finance Corp., 8.0%, 3/1/2032	100,000	114,876
Nevada Power Co., Series N, 6.65%, 4/1/2036	25,000	24,130
NSTAR Electric Co., 4.875%, 4/15/2014	25,000	24,746
ONEOK Partners LP, 6.15%, 10/1/2016	75,000	73,908
Pacific Gas & Electric Co.:
4.8%, 3/1/2014	50,000	48,721
6.05%, 3/1/2034	150,000	144,635
PPL Energy Supply LLC, 5.4%, 8/15/2014	100,000	95,346
Progress Energy, Inc.:
6.85%, 4/15/2012	35,000	36,925
7.1%, 3/1/2011	42,000	44,194
PSE&G Power LLC, 5.5%, 12/1/2015	150,000	144,447
Public Service Co. of Colorado, 4.875%, 3/1/2013 (a)	75,000	75,271
Puget Sound Energy, Inc., 5.483%, 6/1/2035	25,000	21,003
SCANA Corp.:
6.25%, 2/1/2012	60,000	61,762
6.875%, 5/15/2011	25,000	26,042
Scottish Power PLC, 5.375%, 3/15/2015	150,000	143,063
Sempra Energy:
6.0%, 2/1/2013	25,000	25,665
7.95%, 3/1/2010	25,000	26,355
Southern California Edison Co.:
6.0%, 1/15/2034	50,000	49,785
6.65%, 4/1/2029	100,000	102,685
Southern California Gas Co., 5.75%, 11/15/2035	50,000	47,534
Southern Power Co., Series B, 6.25%, 7/15/2012	25,000	26,049
Southern Union Co., 8.25%, 11/15/2029	50,000	52,674
United Utilities PLC, 5.375%, 2/1/2019	30,000	27,279
Wisconsin Energy Corp., 6.5%, 4/1/2011 (a)	50,000	52,175
Xcel Energy, Inc., 6.5%, 7/1/2036	75,000	75,163
		3,379,713
Total Corporate Bonds (Cost $45,845,657)		44,697,488

Asset Backed 0.7%
Automobile Receivables 0.1%
Chase Manhattan Auto Owner Trust, "A4", Series 2006-B, 5.11%, 4/15/2014	100,000	101,549
Daimler Chrysler Auto Trust, "A4", Series 2006-C, 4.98%, 11/8/2011	100,000	101,403
		202,952
Credit Card Receivables 0.4%
Capital One Multi-Asset Execution Trust, "A7", Series 2005-A7, 4.7%, 6/15/2015	100,000	99,008
Chase Issuance Trust:
"A4", Series 2005-A4, 4.23%, 1/15/2013	50,000	50,193
"A", Series 2007-A15, 4.96%, 9/17/2012	100,000	101,587
Citibank Credit Card Issuance Trust:
"A7", Series 2005-A7, 4.75%, 10/22/2012	100,000	100,924
"A10", Series 2003-A10, 4.75%, 12/10/2015	100,000	98,067
"A8", Series 2004-A8, 4.9%, 12/12/2016	100,000	97,472
"A8", Series 2007-A8, 5.65%, 9/20/2019	200,000	196,496
MBNA Credit Card Master Trust, "A", Series 1999-J, 7.0%, 2/15/2012	200,000	208,104
		951,851
Home Equity Loans 0.1%
Chase Funding Mortgage Loan, "1A4", Series 2004-2, 5.323%, 2/25/2035	83,674	80,927
Countrywide Asset-Backed Certificates:
"AF3", Series 2005-1, 4.575%, 7/25/2035	18,574	18,435
"A6", Series 2006-S9, 5.588%, 8/25/2036	100,000	64,191
GMAC Mortgage Corp. Loan Trust, "A5", Series 2004-HE5, 4.865%*, 9/25/2034	100,000	52,645
		216,198
Miscellaneous 0.1%
Centerpoint Energy Transition II, "A4", Series 2005-A, 5.17%, 8/1/2019	100,000	97,490
Oncor Electric Delivery Transition Bond Co., "A3", Series 2003-1, 4.95%, 2/15/2015	100,000	100,942
		198,432
Total Asset Backed (Cost $1,670,441)		1,569,433

Government & Agency Obligations 30.0%
Sovereign Bonds 1.2%
Federal Republic of Brazil:
8.875%, 10/14/2019	100,000	125,200
8.875%, 4/15/2024	100,000	127,250
Kingdom of Sweden, 12.0%, 2/1/2010	220,000	247,870
Province of Nova Scotia, 5.75%, 2/27/2012	50,000	52,792
Province of Ontario:
4.375%, 2/15/2013	100,000	101,033
4.5%, 2/3/2015 (a)	150,000	149,673
4.95%, 11/28/2016 (a)	25,000	25,467
Province of Quebec:
4.625%, 5/14/2018 (a)	50,000	49,054
5.125%, 11/14/2016	50,000	51,321
Series NN, 7.125%, 2/9/2024	100,000	120,356
Series PD, 7.5%, 9/15/2029	100,000	127,759
Republic of Italy:
4.5%, 1/21/2015	250,000	251,460
5.375%, 6/12/2017 (a)	50,000	52,896
5.375%, 6/15/2033	100,000	102,668
6.875%, 9/27/2023	200,000	240,756
Republic of Korea, 5.125%, 12/7/2016	100,000	98,233
United Mexican States:
6.375%, 1/16/2013	350,000	368,375
Series A, 6.75%, 9/27/2034	41,000	43,501
Series A, 9.875%, 2/1/2010 (a)	190,000	207,195
		2,542,859
US Government Sponsored Agencies 8.3%
Federal Home Loan Bank:
3.875%, 6/14/2013 (a)	1,000,000	987,776
4.5%, 11/15/2012 (a)	1,000,000	1,018,903
4.875%, 5/14/2010 (a)	5,000,000	5,152,480
5.375%, 8/19/2011 (a)	1,000,000	1,052,020
Federal Home Loan Mortgage Corp.:
4.125%, 7/12/2010 (a)	1,000,000	1,017,603
4.25%, 7/15/2009 (a)	2,000,000	2,027,314
4.5%, 1/15/2013 (a)	500,000	509,126
6.75%, 9/15/2029	3,000	3,555
7.0%, 3/15/2010 (a)	450,000	479,196
Federal National Mortgage Association:
4.875%, 5/18/2012 (a)	1,300,000	1,344,069
5.0%, 5/11/2017 (a)	1,000,000	1,017,825
6.25%, 5/15/2029 (a)	1,350,000	1,527,268
7.125%, 1/15/2030 (a)	50,000	62,347
7.25%, 5/15/2030 (a)	650,000	824,691
		17,024,173
US Treasury Obligations 20.5%
US Treasury Bonds:
4.5%, 2/15/2036 (a)	550,000	546,090
4.75%, 2/15/2037 (a)	585,000	604,104
5.375%, 2/15/2031 (a)	305,000	338,884
6.0%, 2/15/2026 (a)	810,000	948,649
6.25%, 8/15/2023 (a)	700,000	832,836
7.25%, 8/15/2022 (a)	590,000	760,178
7.625%, 11/15/2022 (a)	90,000	119,869
7.875%, 2/15/2021 (a)	300,000	399,984
8.0%, 11/15/2021 (a)	565,000	766,325
8.75%, 5/15/2020 (a)	300,000	421,688
8.75%, 8/15/2020 (a)	450,000	634,113
US Treasury Notes:
2.75%, 2/28/2013 (a)	2,000,000	1,952,500
3.5%, 2/15/2018 (a)	500,000	481,289
3.625%, 12/31/2012 (a)	2,935,000	2,979,712
3.875%, 9/15/2010 (a)	1,500,000	1,538,907
3.875%, 5/15/2018 (a)	1,750,000	1,735,372
4.125%, 5/15/2015 (a)	540,000	558,014
4.25%, 1/15/2011 (a)	2,700,000	2,801,671
4.25%, 9/30/2012 (a)	400,000	416,469
4.25%, 11/15/2013 (a)	2,950,000	3,078,602
4.25%, 11/15/2017 (a)	1,000,000	1,021,484
4.5%, 11/15/2010 (a)	1,000,000	1,041,016
4.5%, 4/30/2012 (a)	250,000	262,070
4.5%, 11/15/2015 (a)	580,000	610,813
4.5%, 2/15/2016 (a)	660,000	694,289
4.5%, 5/15/2017 (a)	2,390,000	2,489,333
4.625%, 12/31/2011 (a)	1,500,000	1,575,937
4.625%, 2/29/2012 (a)	500,000	525,938
4.625%, 2/15/2017 (a)	1,250,000	1,316,015
4.75%, 2/15/2010 (a)	8,200,000	8,492,765
4.875%, 6/30/2012 (a)	1,500,000	1,593,984
4.875%, 8/15/2016 (a)	675,000	723,674
		42,262,574
Total Government & Agency Obligations (Cost $59,783,694)		61,829,606

Mortgage-Backed Securities Pass-Throughs 39.2%
Federal Home Loan Mortgage Corp.:
4.0%, 1/1/2020	706,686	674,857
4.289%*, 3/1/2035	106,192	106,023
4.415%*, 12/1/2033	78,863	78,818
4.5%, with various maturities from 1/1/2020 until 9/1/2035	2,425,471	2,332,916
4.522%*, 3/1/2035	36,508	36,560
4.64%*, 7/1/2035	211,465	212,191
4.68%*, 4/1/2035	115,993	116,493
4.839%*, 9/1/2035	284,820	286,631
4.861%*, 11/1/2035	108,829	109,589
4.895%*, 12/1/2034	104,243	103,464
5.0%, with various maturities from 12/1/2017 until 6/1/2036	6,494,145	6,281,869
5.118%*, 6/1/2035	156,346	157,521
5.226%*, 9/1/2035	66,124	66,853
5.233%*, 12/1/2035	328,687	332,696
5.298%*, 4/1/2037	279,121	282,261
5.406%*, 11/1/2035	154,547	156,659
5.5%, with various maturities from 11/1/2013 until 1/1/2038 (d)	9,020,981	8,935,881
5.506%*, 1/1/2037	85,579	86,213
5.532%*, 5/1/2037	86,159	87,515
5.652%*, 4/1/2036	80,209	81,326
5.701%*, 4/1/2037	188,427	190,022
5.711%*, 5/1/2037	98,240	99,478
5.724%*, 4/1/2036	204,281	208,227
5.792%*, 4/1/2037	95,127	97,021
5.875%*, 2/1/2038	284,912	288,920
5.877%*, 12/1/2036	82,150	83,340
5.898%*, 2/1/2037	175,205	178,102
6.0%, with various maturities from 9/1/2021 until 2/1/2038	6,335,728	6,424,096
6.124%*, 9/1/2037	376,191	384,598
6.409%*, 8/1/2036	72,549	74,588
6.5%, with various maturities from 12/1/2014 until 8/1/2036 (d)	1,355,224	1,402,573
7.0%, with various maturities from 12/1/2024 until 5/1/2032 (d)	552,036	579,411
7.5%, with various maturities from 5/1/2024 until 7/1/2027	16,936	18,045
Federal National Mortgage Association:
4.0%, 12/1/2020	465,570	439,582
4.364%*, 3/1/2035	239,449	239,949
4.406%*, 4/1/2034	64,233	64,400
4.467%*, 3/1/2035	189,134	190,758
4.5%, with various maturities from 2/1/2020 until 7/1/2035 (d)	2,929,861	2,819,910
4.64%*, 4/1/2035	235,849	237,306
4.72%*, 11/1/2034	87,502	88,446
4.782%*, 1/1/2035	110,804	112,083
4.861%*, 8/1/2036	75,269	75,738
4.948%*, 6/1/2035	238,803	240,879
4.951%*, 10/1/2034	115,399	116,981
4.956%*, 8/1/2035	176,973	175,702
4.959%*, 6/1/2035	92,902	93,826
5.0%, with various maturities from 11/1/2020 until 4/1/2036 (d)	10,657,485	10,353,149
5.08%*, 7/1/2035	87,314	87,982
5.166%*, 1/1/2036	204,097	206,792
5.305%*, 1/1/2037	78,301	79,906
5.444%*, 1/1/2037	166,368	169,449
5.466%*, 1/1/2036	230,007	233,271
5.5%, with various maturities from 6/1/2019 until 3/1/2038 (d)	13,441,435	13,323,695
5.488%*, 10/1/2036	138,830	141,291
5.606%*, 1/1/2037	85,095	86,926
5.759%*, 1/1/2037	80,833	82,714
5.778%*, 3/1/2037	94,613	96,783
5.843%*, 11/1/2036	175,478	179,784
5.868%*, 6/1/2036	346,611	354,925
5.923%*, 9/1/2036	138,132	141,073
6.0%, with various maturities from 10/1/2009 until 11/1/2037	9,044,370	9,160,755
6.5%, with various maturities from 1/1/2018 until 12/1/2036	2,774,609	2,864,584
7.0%, with various maturities from 6/1/2012 until 3/1/2034	895,023	939,015
7.5%, with various maturities from 1/1/2024 until 4/1/2028	28,833	30,658
8.0%, with various maturities from 12/1/2021 until 11/1/2031	50,476	53,814
8.5%, with various maturities from 12/1/2025 until 8/1/2031	23,286	25,082
Government National Mortgage Association:
5.0%, with various maturities from 12/1/2034 until 10/20/2035 (d)	1,302,956	1,261,274
5.5%, with various maturities from 9/15/2033 until 3/15/2036	2,302,472	2,297,073
6.0%, with various maturities from 2/15/2029 until 7/20/2037 (d)	2,062,854	2,099,611
6.5%, with various maturities from 11/15/2023 until 10/20/2037	889,885	922,736
7.5%, with various maturities from 8/15/2029 until 6/15/2032	53,120	56,528
8.0%, with various maturities from 7/15/2022 until 3/15/2032	101,144	109,287
8.5%, 11/15/2029	22,171	24,261
9.0%, 1/15/2023	27,183	30,168
Total Mortgage-Backed Securities Pass-Throughs (Cost $80,656,529)		80,862,903

Commercial and Non-Agency Mortgage-Backed Securities 5.7%
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2004-1, 4.76%, 11/10/2039	200,000	192,247
"A3", Series 2003-2, 4.873%, 3/11/2041	300,000	293,035
"A4", Series 2007-1, 5.451%, 1/15/2049	100,000	93,077
"A4", Series 2006-4, 5.634%, 7/10/2046	250,000	240,795
Bear Stearns Commercial Mortgage Securities, Inc.:
"AJ", Series 2005-PW10, 5.462%*, 12/11/2040	250,000	222,138
"A2", Series 1999-WF2, 7.08%, 7/15/2031	325,603	330,495
"A1", Series 2000-WF2, 7.11%, 10/15/2032	18,929	18,951
"A2", Series 2000-WF1, 7.78%, 2/15/2032	150,000	154,897
Capco America Securitization Corp., "A1B", Series 1998-D7, 6.26%, 10/15/2030	42,585	42,659
Citigroup Commercial Mortgage Trust, "A4", Series 2004-C1, 5.529%*, 4/15/2040	100,000	98,399
Commercial Mortgage Pass-Through Certificate, "A2", Series 2004-LB4A, 4.049%, 10/15/2037	189,737	188,126
Credit Suisse Mortgage Capital Certificates, "A4", Series 2006-C1, 5.609%*, 2/15/2039	380,000	365,973
CS First Boston Mortgage Securities Corp.:
"A2", Series 2003-CPN1, 4.597%, 3/15/2035	215,000	205,892
"A4", Series 2001-CP4, 6.18%, 12/15/2035	435,000	443,417
CW Capital Cobalt Ltd.:
"A3", Series 2007-C2, 5.484%, 4/15/2047	500,000	465,144
"AM", Series 2007-C3, 6.015%*, 5/15/2046	250,000	228,720
First Union National Bank Commercial Mortgage, "A2", Series 2001-C4, 6.223%, 12/12/2033	150,000	153,065
GE Capital Commercial Mortgage Corp., "A4", Series 2003-C2, 5.145%, 7/10/2037	337,000	330,749
GMAC Commercial Mortgage Securities, Inc., "A4", Series 2003-C3, 5.023%, 4/10/2040	200,000	193,974
Greenwich Capital Commercial Funding Corp.:
"A7", Series 2004-GG1, 5.317%*, 6/10/2036	200,000	196,553
"A4", Series 2007-GG9, 5.444%, 3/10/2039	200,000	186,359
GS Mortgage Securities Corp. II:
"A4A", Series 2005-GG4, 4.751%, 7/10/2039	100,000	93,799
"A6", Series 2004-GG2, 5.396%*, 8/10/2038	100,000	97,929
"A4", Series 2006-GG8, 5.56%, 11/10/2039	500,000	478,666
"A4", Series 2007-GG10, 5.799%*, 8/10/2045	416,000	397,782
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2004-C1, 4.302%, 1/15/2038	300,000	291,263
"A2", Series 2002-CIB5, 5.161%, 10/12/2037	200,000	196,989
"A3", Series 2007-LDPX, 5.42%, 1/15/2049	200,000	185,344
"A4", Series 2007-CB18, 5.44%, 6/12/2047	100,000	93,010
"AJ", Series 2006-CB17, 5.489%, 12/12/2043	250,000	201,926
"A4", Series 2006-CB15, 5.814%*, 6/12/2043	250,000	243,885
"A4", Series 2006-LDP7, 6.065%*, 4/15/2045	100,000	98,228
LB-UBS Commercial Mortgage Trust:
"A4", Series 2003-C3, 4.166%, 5/15/2032	250,000	239,684
"A3", Series 2006-C7, 5.347%, 11/15/2038	500,000	471,363
"A4", Series 2007-C1, 5.424%, 2/15/2040	100,000	93,020
"A4", Series 2002-C1, 6.462%, 3/15/2031	200,000	207,375
"A2", Series 2001-C2, 6.653%, 11/15/2027	525,000	542,347
Merrill Lynch Mortgage Trust:
"A2", Series 2004-BPC1, 4.071%, 10/12/2041	145,000	143,853
"A4", Series 2005-MCP1, 4.747%*, 6/12/2043	200,000	187,475
"A6", Series 2005-CKI1, 5.243%*, 11/12/2037	100,000	96,520
Merrill Lynch/Countrywide Commercial Mortgage Trust:
"A4", Series 2006-1, 5.424%*, 2/12/2039	200,000	191,921
"A4", Series 2007-6, 5.485%, 3/12/2051	200,000	186,256
Morgan Stanley Capital I:
"A4", Series 2005-HQ5, 5.168%, 1/14/2042	250,000	241,158
"A4", Series 2006-HQ9, 5.731%, 7/12/2044	500,000	484,754
"A2", Series 1999-LIFE, 7.11%, 4/15/2033	88,218	89,861
Morgan Stanley Dean Witter Capital I, "A2", Series 2002-TOP7, 5.98%, 1/15/2039	185,000	190,158
Wachovia Bank Commercial Mortgage Trust:
"A3", Series 2003-C9, 4.608%, 12/15/2035	100,000	98,340
"A4", Series 2004-C15, 4.803%, 10/15/2041	200,000	189,471
"A5", Series 2007-C30, 5.342%, 12/15/2043	500,000	461,614
"A4", Series 2006-C23, 5.418%*, 1/15/2045	200,000	190,977
"A3", Series 2007-C34, 5.678%, 5/15/2046	500,000	471,202
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $12,193,632)		11,800,835

Municipal Bonds and Notes 0.1%
Illinois, State General Obligation, Taxable Pension, 5.1%, 6/1/2033	275,000	259,982
Oregon, State General Obligation, Taxable Pension, 5.892%, 6/1/2027	25,000	25,393
Total Municipal Bonds and Notes (Cost $286,955)		285,375

Preferred Securities 0.2%
Financials
Goldman Sachs Capital II, 5.793%, 6/1/2012**	50,000	34,768
Lincoln National Corp., 6.05%, 4/20/2017**	75,000	63,238
MUFG Capital Finance 1 Ltd., 6.346%, 7/25/2016**	100,000	86,679
RBS Capital Trust I, 4.709%, 7/1/2013**	50,000	43,452
USB Capital IX, 6.189%, 4/15/2011**	50,000	38,000
Wachovia Capital Trust III, 5.8%, 3/15/2011**	50,000	34,000
XL Capital Ltd., Series E, 6.5%, 4/15/2017**	50,000	33,750
Total Preferred Securities (Cost $393,573)		333,887
	Shares	Value ($)

Securities Lending Collateral 31.1%
Daily Assets Fund Institutional, 2.74% (b) (c) (Cost $64,134,900)	64,134,900	64,134,900

Cash Equivalents 3.8%
Cash Management QP Trust, 2.49% (b) (Cost $7,879,032)	7,879,032	7,879,032
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $272,844,413)+	132.5	273,393,459
Other Assets and Liabilities, Net	(32.5)	(67,061,824)
Net Assets	100.0	206,331,635
* Floating rate notes are securities whose yields vary with a designated market index or maturity rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2008.
** Date shown is call date; not a maturity date for the perpetual preferred securities.
+ The cost for federal income tax purposes was $272,852,761. At June 30, 2008, net unrealized appreciation for all securities based on tax cost was $540,698. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,433,969 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,893,271.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2008 amounted to $62,207,599 which is 30.1% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d) Mortgage dollar roll included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp, Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Fair Value Measurements

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's assets carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and their aggregate levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities at Value
Level 1 — Quoted Prices	$ 72,013,932
Level 2 — Other Significant Observable Inputs	201,379,527
Level 3 — Significant Unobservable Inputs	—
Total	$ 273,393,459

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $200,830,481) — including $62,207,599 of securities loaned	$ 201,379,527
Investment in Cash Management QP Trust (cost $7,879,032)	7,879,032
Investment in Daily Assets Fund Institutional (cost $64,134,900)*	64,134,900
Total investments, at value (cost $272,844,413)	273,393,459
Cash	10,000
Receivable for investments sold	3,959,580
Interest receivable	1,981,331
Receivable for Fund shares sold	505,087
Due from Advisor	12,831
Foreign taxes recoverable	3,002
Other assets	21,447
Total assets	279,886,737
Liabilities
Payable for investments purchased	494,430
Payable for investments purchased — mortgage dollar rolls	8,473,512
Payable upon return of securities loaned	64,134,900
Payable for Fund shares redeemed	170,254
Accrued management fee	495
Distributions payable	175,834
Other accrued expenses and payable	105,677
Total liabilities	73,555,102
Net assets, at value	$ 206,331,635
Net Assets Consist of:
Undistributed net investment income	77,911
Net unrealized appreciation (depreciation) on investments	549,046
Accumulated net realized gain (loss)	46,484

Paid-in capital	205,658,194
Net assets, at value	$ 206,331,635
Net Asset Value
Net Asset Value, offering and redemption price(a) per share ($206,331,635 ÷ 20,301,884 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.16
* Represents collateral on securities loaned.
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2008 (Unaudited)
Investment Income
Interest (net of foreign taxes withheld of $375)	$ 5,342,560
Interest — Cash Management QP Trust	139,474
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	330,637
Total Income	5,812,671
Expenses: Management fee	163,481
Administration fees	108,988
Services to shareholders	55,040
Reports to shareholders	12,940
Registration fees	7,342
Custodian fees	8,014
Trustees' fees and expenses	6,031
Legal fees	14,167
Audit and tax fees	31,399
Pricing service fee	22,050
Other	6,142
Total expenses before expense reductions	435,594
Expense reductions	(272,104)
Total expenses after expense reductions	163,490
Net investment income (loss)	5,649,181
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	552,391
Change in net unrealized appreciation (depreciation) on investments	(3,325,941)
Net gain (loss)	(2,773,550)
Net increase (decrease) in net assets resulting from operations	$ 2,875,631

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Operations: Net investment income	$ 5,649,181	$ 9,332,777
Net realized gain (loss)	552,391	(319,478)
Change in net unrealized appreciation (depreciation)	(3,325,941)	4,404,820
Net increase (decrease) in net assets resulting from operations	2,875,631	13,418,119
Distributions to shareholders from: Net investment income	(5,651,063)	(9,330,202)
Fund share transactions: Proceeds from shares sold	34,400,285	102,499,509
Reinvestment of distributions	3,573,322	6,475,832
Cost of shares redeemed	(43,170,116)	(36,751,812)
Redemption fees	613	2,256
Net increase (decrease) in net assets from Fund share transactions	(5,195,896)	72,225,785
Increase (decrease) in net assets	(7,971,328)	76,313,702
Net assets at beginning of period	214,302,963	137,989,261
Net assets at end of period (including undistributed net investment income of $77,911 and $79,793, respectively)	$ 206,331,635	$ 214,302,963

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.29	$ 10.09	$ 10.18	$ 10.41	$ 10.46	$ 10.60
Income (loss) from investment operations: Net investment income[b]	.27	.52	.49	.43	.37	.44
Net realized and unrealized gain (loss)	(.13)	.20	(.07)	(.20)	.06	(.05)
Total from investment operations	.14	.72	.42	.23	.43	.39
Less distributions from: Net investment income	(.27)	(.52)	(.50)	(.44)	(.37)	(.42)
Net realized gains	—	—	(.01)	(.02)	(.11)	(.11)
Total distributions	(.27)	(.52)	(.51)	(.46)	(.48)	(.53)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.16	$ 10.29	$ 10.09	$ 10.18	$ 10.41	$ 10.46
Total Return (%)[c]	1.31**	7.34	4.19	2.22	4.27	3.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	206	214	138	120	160	143
Ratio of expenses before expense reductions (%)	.40*	.40	.55	.57	.48	.50
Ratio of expenses after expense reductions (%)	.15*	.15	.16	.15	.15	.15
Ratio of net investment income (loss) (%)	5.17*	5.16	4.94	4.24	3.57	4.27
Portfolio turnover rate	11**	35[d]	25[e]	45[d]	71[d]	173[d]
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rates including mortgage dollar roll transactions was 28%** for the period ended June 30, 2008 and 53%, 203%, 341% and 271% for the periods ended December 31, 2007, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.
[e] On January 13, 2006, the U.S. Bond Index Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS U.S. Bond Index Fund as a stand-alone fund in addition to the U.S. Bond Index Portfolio.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS U.S. Bond Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

New Accounting Pronouncements. In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuers of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to earn interest and receive principal payment on securities sold. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Fund may decline below the repurchase price of those securities.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At December 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $492,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2014 ($187,000) and December 31, 2015 ($305,000), the expiration dates, whichever occurs first.

In addition, from November 1, 2007 through December 31, 2007, the Fund incurred approximately $6,000 of net realized capital losses, As permitted by tax regulations, the Fund intends to defer these losses and treat them as arising in the fiscal year ended December 31, 2008.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended June 30, 2008, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $17,979,599 and $19,226,212, respectively. Purchases and sales of US Treasury obligations aggregated $6,242,723 and $19,321,658, respectively. Purchases and sales of mortgage dollar rolls aggregated $36,082,371 and $31,480,919, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Fund. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective October 1, 2007 through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses at 0.32%.

In addition, the Advisor has voluntarily agreed to waive a portion of its fees and reimburse or pay operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses at 0.15% of the average daily net assets of the the Fund. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the six months ended June 30, 2008, the management fee charged to the Fund was $163,481, all of which was waived, resulting in an annualized effective rate of 0.00% of the Fund's average daily net assets.

In addition, under this arrangement, the Advisor reimbursed the Fund $42,045 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2008, the Administration Fee charged to the Fund was $108,988, of which $52,674 was waived.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2008, the amount charged to the Fund by DISC aggregated $12,112, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2008, the amount charged to the Fund by the Advisor included in the Statement of Operations under "Reports to shareholders" aggregated $8,566, of which $6,914 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the Board consolidation on April 1, 2008, of the two DWS Funds' Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended June 30, 2008, the Fund paid its allocated portion of the retirement benefit of $1,148 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by its Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2008, the Fund's custodian fee was reduced by $118 and $526, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2008		Year Ended December 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold	3,331,496	$ 34,400,285	10,171,004	$ 102,499,509
Shares issued to shareholders in reinvestment of distributions	347,200	$ 3,573,322	640,479	$ 6,475,832
Shares redeemed	(4,212,624)	$ (43,170,116)	(3,648,144)	$ (36,751,812)
Redemption fees		$ 613		$ 2,256
Net increase (decrease)	(533,928)	$ (5,195,896)	7,163,339	$ 72,225,785

G. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At June 30, 2008, one shareholder held approximately 31% of the outstanding shares of the Fund.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Institutional Class:

(800) 621-1048

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Institutional Class
Nasdaq Symbol	BTUSX
CUSIP Number	23339C 750
Fund Number	548

Privacy Statement

This privacy statement is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Investments Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS U.S. Bond Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS U.S. Bond Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 26, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 26, 2008